Exhibit 10.7

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of January 14, 2003, made by PINNACLE AIRLINES CORP., a Delaware corporation (the “Guarantor”), in favor of NORTHWEST AIRLINES, INC., a Minnesota corporation (the “Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to a letter agreement, dated as of January 14, 2003 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the “Letter Agreement”), between Pinnacle Airlines, Inc., a Georgia corporation (the “Borrower”), and the Lender, the Lender has extended a commitment to make loans to the Borrower; and

WHEREAS, as a condition precedent to the making of the initial Loan under the Credit Agreement, the Guarantor is required to execute and deliver this Guaranty; and

WHEREAS, the Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

WHEREAS, it is in the best interests of the Guarantor to execute this Guaranty inasmuch as the Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to the Borrower by the Lender pursuant to the Letter Agreement;

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lender to make the Loans (including the initial Loan) to the Borrower pursuant to the Letter Agreement, the Guarantor agrees, for the benefit of the Lender, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.   Certain Terms.   The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Borrower” is defined in the first recital.

“Guaranteed Obligations” is defined in Section 2.1

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Lender” is defined in the preamble.

“Letter Agreement” is defined in the first recital.

SECTION 1.2.   Letter Agreement Definitions.  Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Letter Agreement.

ARTICLE II

GUARANTY PROVISIONS

SECTION 2.1.   Guaranty.   The Guarantor hereby absolutely, unconditionally and irrevocably (all of the following guaranteed and indemnified obligations being collectively called the “Guaranteed Obligations”)

(a)                                  guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all obligations of the Borrower now or hereafter existing under the Letter Agreement and the Note, whether for principal, interest, fees, expenses or otherwise, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing or due or to become due (including in all cases all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)), and

(b)                                 indemnifies and holds harmless the Lender and each holder of the Note for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by the Lender or such holder, as the case may be, in enforcing any rights under this Guaranty.

SECTION 2.2.   Acceleration of Guaranty.   The Guarantor agrees that, in the event of the dissolution or insolvency of the Borrower or the Guarantor, or the inability or failure of the Borrower or the Guarantor to pay debts as they become due, or an assignment by the Borrower or the Guarantor for the benefit of creditors, or the commencement of any case or proceeding in respect of the Borrower or the Guarantor under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, the Guarantor will pay to the Lender forthwith the full amount which would be payable hereunder by the Guarantor if all such Guaranteed Obligations were then due and payable.

SECTION 2.3.   Guaranty Absolute, etc.   This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full and the commitment of the Lender under the Letter Agreement shall have terminated.  The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Letter Agreement, the Note and each other document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender or any holder of the Note with respect thereto.  The liability of the Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a)                                  any lack of validity, legality or enforceability of the Letter Agreement or the Note;

(b)                                 the failure of the Lender or any holder of the Note

(i)                                     to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Person (including any other guarantor) under the provisions of the Letter Agreement, the Note or otherwise, or

(ii)                                  to exercise any right or remedy against any other guarantor of, or collateral securing, any Guaranteed Obligations;

(c)                                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

(d)                                 any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and the Guarantor hereby waives any right to or claim of) any defense or set off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations;

(e)                                  any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Letter Agreement or the Note;

(f)                                    any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by the Lender or any holder of the Note securing any of the Guaranteed Obligations; or

(g)                                 any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any surety or any guarantor.

SECTION 2.4.   Reinstatement, etc.   The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by the Lender or any holder or the Note upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, as though such payment had not been made.

SECTION 2.5   Waiver, etc.   The Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Lender or any holder of the Note protect, secure, perfect or insure any security interest or lien, or any property subject thereto, or exhaust any right or take any action against the Borrower or any other Person (including any other guarantor) or entity or any collateral securing any Guaranteed Obligations.

SECTION 2.6.  Waiver of Subrogation.  The Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty or any other document, including any right of subrogation, reimbursement, exoneration, or indemnification, any right to participate in any claim or remedy of the Lender against the Borrower or any collateral which the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights.  If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in cash in full and the commitment of the Lender under the Letter Agreement and any other commitments by the Lender to the Borrower have not been terminated, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender, and shall forthwith be paid to the Lender to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured.  The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Letter Agreement and that the waiver set forth in this Section is knowingly made in contemplation of such benefits.

SECTION 2.7.  Successors, Transferees and Assigns; Transfers of Note, etc.  This Guaranty shall:

(a)                                  be binding upon the Guarantor, and its successors, transferees and assigns; and

(b)                                 inure to the benefit of and be enforceable by the Lender, each holder of the Note and each of their respective successors, transferees and assigns.

Without limiting the generality of the foregoing clause (b), the Lender may assign or otherwise transfer (in whole or in part) the Note or any Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to the Lender under the Letter Agreement, the Note, this Guaranty or otherwise, subject, however, to any contrary provisions in such assignment or transfer.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Guarantor hereby represents and warrants unto the Lender as follows:

(a)                                  The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification.

(b)                                 The execution, delivery and performance of this Guaranty by the Guarantor is within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Guarantor’s charter or bylaws, any law, rule or regulation applicable to the Guarantor or any contractual restriction binding on or affecting the Guarantor.

(c)                                  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance of this Guaranty by the Guarantor.

(d)                                 This Guaranty is the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms.

(e)                                  The Guarantor is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended; nor is the Guarantor a “holding company”, a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

ARTICLE IV

COVENANT

The Guarantor covenants and agrees that, so long as any portion of the Guaranteed Obligations shall remain unpaid or the Lender shall have any outstanding commitment to the Borrower under the Letter Agreement, the Guarantor will not engage in any business activity other than owning and holding, directly and free and clear of all liens and security interests, all of the outstanding shares of capital stock of the Borrower.

ARTICLE V

MISCELLANEOUS PROVISIONS

SECTION 5.1.  Binding on Successors, Transferees and Assigns; Assignment of Guaranty.  In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon the Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by the Lender and each holder of the Note and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7); provided, however, that the Guarantor may not assign any of its obligations hereunder without the prior written consent of the Lender and the holder of the Note.

SECTION 5.2.  Amendments, etc.  No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by the Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.3.  Addresses for Notices to the Guarantor.  All notices and other communications hereunder to the Guarantor shall be in writing (including facsimile communication) and mailed or facsimiled or delivered to it, addressed to it at the address set forth below its signature hereto or at such other address as shall be designated by the Guarantor in a written notice to the Lender at the address specified in the Letter Agreement complying as to delivery with the terms of this Section.  All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or facsimiled (receipt confirmed) respectively, addressed as aforesaid.

SECTION 5.4  No Waiver; Remedies.  In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of the Lender or any holder of the Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.5.  Section Captions.  Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

SECTION 5.6.  Setoff.  In addition to, and not in limitation of, any rights of the Lender or any holder of the Note under applicable law, the Lender and each such holder shall, upon the occurrence of any Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantor owing to it hereunder, whether or not then due, and the Guarantor hereby grants to the Lender and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Guarantor then or thereafter maintained with the Lender or such holder and any and all property of every kind or description of or in the name of the guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Lender, such holder or any agent or bailee for the Lender or such holder.

SECTION 5.7.  Severability.  Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 5.8.  Governing Law, Entire Agreement, etc.  THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH INTERNAL LAWS OF THE STATE OF MINNESOTA.  THIS GUARANTY, THE LETTER AGREEMENT AND THE NOTE CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

SECTION 5.9.  Forum Selection and Consent to Jurisdiction.  ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER OR THE GUARANTOR SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF MINNESOTA OR IN THE UNTED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND.  THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF MINNESOTA AND OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MINNESOTA FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION.  THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF MINNESOTA.  THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 5.10.  Waiver of Jury Trial.  THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER

OR THE GUARANTOR.  THE GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THE LETTER AGREEMENT.

IN WITNESS THEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

PINNACLE AIRLINES CORP.

By	/s/	Curtis E. Sawyer
Title:		Vice President & CFO

Address:		1689 Nonconnah Blvd.
Suite 111
Memphis, Tennessee 38132
Attention:		Chief Financial Officer
Facsimile:		(901) 348-4103